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                         SUPPLEMENT DATED JULY 23, 1997
                         TO PROSPECTUS DATED MAY 1, 1997

                        NATIONWIDE SEPARATE ACCOUNT TRUST

                            CAPITAL APPRECIATION FUND
                                TOTAL RETURN FUND
                              GOVERNMENT BOND FUND
                                MONEY MARKET FUND


Capitalized terms used herein have the meaning assigned to them in the Prospectus.

SPECIAL MEETING OF SHAREHOLDERS

         At a meeting of the Board of Trustees of Nationwide Separate Account Trust (the "Trust") on July 18, 1997, the Board of Trustees approved the submission of the following issues to the shareholders of the Funds for approval at a Special Meeting of Shareholders to be held on September 26, 1997:

         1.       To elect a Board of Trustees;

         2. To ratify the selection of KPMG Peat Marwick LLP, independent public accountants, as auditors to be employed by the Trust for the fiscal year ending December 31, 1997;

         3. To approve a new Investment Advisory Agreement between the Trust and Nationwide Advisory Services, Inc. ("NAS") with respect to each Fund which, among others, will change the fees paid by Shareholders of these Funds;

         4.       To approve the Trust's Bylaws as proposed to be amended; and

         5. To approve certain modifications or reclassification of certain fundamental investment policies of each Fund.

The record date for the Special Meeting is July 30, 1997. The owners of variable annuity and variable life insurance contracts as of the record date ("variable contracts") issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company ("Nationwide") will be entitled to instruct Nationwide as to the manner in which the Fund shares attributable to his or her contract should be voted. Proxy materials containing more information about these proposals are expected to first be sent to variable contract holders on or about August 19, 1997. If approved by shareholders, the Investment Advisory Agreement described in Proposal 3 and the amendments to the Funds' fundamental investment policies would become effective on November 1,1997.

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Further Information about Proposal 3
------------------------------------

         In approving the proposed Investment Advisory Agreement, the Trustees approved revisions to the investment advisory and fund administration fees for the Funds and decided to approve the separation of the investment advisory services provided by NAS from the basic fund administration services that NAS provides. Pursuant to the proposed Investment Advisory Agreement, NAS will continue to provide the same types of investment advisory services that it currently provides to the Funds under the current investment advisory agreement. However, the fund administration services that NAS currently provides to the Funds and is compensated for under the current investment advisory agreement would be provided by NAS under a separate fund administration agreement (the "Fund Administration Agreement"). The Fund Administration Agreement would also cover the fund accounting services, including daily valuation and pricing, provided by NAS for the Funds. Under the terms of the Fund Administration Agreement, NAS would receive for its services to each Fund a fee, calculated daily and paid monthly, at an annual rate of 0.05% of a Fund's average daily net assets on assets up to $1 billion and 0.04% on assets of $1 billion and more.

         The fees to be paid to NAS by each Fund under the proposed Investment Advisory Agreement would also change from those currently charged. Each Fund is currently charged a 0.50% annual fee on such Fund's average annual daily net assets. Such investment advisory fees, expressed as an annual percentage of average daily net assets, are set forth below and are in addition to the fees to be charged under the Fund Administration Agreement:

Fund                                                 Proposed Advisory Fees
----                                                 ----------------------
Total Return Fund                                    0.60% on assets up to $1 billion
and Capital Appreciation                             0.575% on assets over $1 billion but less
Fund                                                          than $2 billion
                                                     0.55% on assets over $2 billion but less
                                                              than $5 billion
                                                     0.50% for assets over $5 billion

Government Bond Fund                                 0.50% on assets up to $1 billion
                                                     0.475% on assets over $1 billion but less
                                                              than $2 billion
                                                     0.45% on assets over $2 billion but less
                                                              than $5 billion
                                                     0.40% for assets over $5 billion

Money Market Fund                                    0.40% on assets up to $1 billion
                                                     0.38% on assets over $1 billion but less
                                                              than $2 billion
                                                     0.36% on assets over $2 billion but less
                                                              than $5 billion
                                                     0.34% for assets over $5 billion

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If the proposed Investment Advisory Agreement is approved by shareholders of a
Fund, NAS will implement it and the Fund Administration Agreement on behalf of that Fund.

Further Information about Proposal 5
------------------------------------

         Currently the Funds have fundamental investment restrictions that vary between the Funds and those of other funds in the Nationwide family of mutual funds. The Funds also have investment restrictions that reflect legal and other requirements that are no longer applicable to the Funds. In the interests of efficiency in fund management and compliance, NAS has analyzed the fundamental investment limitations and policies of the Funds in an effort to formulate a standard set of policies that reflect current industry practice and which will allow the Funds to respond to changes in regulatory and industry practice without the expense and delay of a shareholder vote. It should be noted that the adoption of the proposed changes is not expected to substantially affect the way in which the Funds are managed.

                     THIS SUPPLEMENT SHOULD BE RETAINED WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE